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                       Merrill Lynch Index Funds, Inc.

                     Supplement dated May 11, 1998 to the
                       Prospectus dated March 31, 1998


The discussion of transfer agency services under "Management of the Funds--Transfer Agency Services" is modified by deleting the last four sentences on page 22 of the Prospectus and substituting the following:

Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee at the annual rate of .05% of the average daily value of the net assets of a Fund for its services and is entitled to reimbursement for out-of-pocket expenses incurred by it under the Transfer Agency Agreement.

Code #19003-0598ALL